UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2023

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On May 22, 2023, American International Group, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”), dated May 22, 2023, by and between the Company and RenaissanceRe Holdings Ltd., a Bermuda exempted company limited by shares (“Acquiror”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company has agreed to sell its interests in Validus Holdings, Ltd. and Validus Specialty, LLC to Acquiror (the “Transaction”). In connection with the Transaction, the Company has made available to investors the presentation, dated May 22, 2023, attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Section 8 - Other Events

Item 8.01.	Other Events.

On May 22, 2023, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor presentation dated May 22, 2023 (furnished and not filed for purposes of Item 7.01).
99.2	Press release of American International Group, Inc., dated May 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor presentation dated May 22, 2023 (furnished and not filed for purposes of Item 7.01).
99.2	Press release of American International Group, Inc., dated May 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: May 22, 2023	By:	/s/ Prabha Sipi Bhandari
		Name:	Prabha Sipi Bhandari
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary